Decommissioning Liabilities	12 Months Ended
Dec. 31, 2024
Decommissioning Liabilities [Abstract]
DECOMMISSIONING LIABILITIES
9.	DECOMMISSIONING LIABILITIES

The Company’s decommissioning liabilities result from net ownership interests in petroleum assets including well sites, gathering systems and processing facilities. In 2024, the Company acquired certain natural gas and heavy oil assets in the Athabasca region of Northern Alberta and recognized $12.5 million of future decommissioning obligations. The Company estimates the total undiscounted escalated amount of cash flows required to settle its decommissioning liabilities to be approximately $340.8 million (December 31, 2023 - $206.5 million). For the year ended December 31, 2024, a credit-adjusted discount rate of 10.5% (December 31, 2023 -12.0%) and an inflation rate of 2.0% (December 31, 2023 - 2.0%) were used to calculate the decommissioning liabilities. A 1.0% change in the credit-adjusted discount rate would impact the discounted value of the decommissioning liabilities by approximately $3.1 million with a corresponding adjustment to PP&E. The decommissioning liabilities are estimated to be settled in periods up to year 2077, with the majority being incurred between 2047 and 2077.

A reconciliation of the decommissioning liabilities is provided below:

As at December 31
($ thousands)	2024	2023
Balance, beginning of year	$8,449	$7,543
Acquisitions	12,483	-
Liabilities incurred	27	-
Change in estimates	(5,801)	-
Accretion expense	2,286	906
Balance, end of year	$17,444	$8,449